UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2010

KBS LEGACY PARTNERS APARTMENT REIT, INC.

(Exact name of registrant specified in its charter)

Maryland	333-161449	27-0668930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 26, 2010, KBS Legacy Partners Apartment REIT, Inc. (the “Company”) filed a Form 8-K dated October 25, 2010 with regard to the acquisition of a 452,227 square foot Class A apartment complex containing 504 units located in Irving, Texas (“Legacy at Valley Ranch”). The Company hereby amends the Form 8-K dated October 25,  2010 to provide the required financial information related to its acquisition of Legacy at Valley Ranch.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Legacy at Valley Ranch

	Report of Independent Registered Public Accounting Firm	F-1

	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2010 (unaudited) and the Year Ended December 31, 2009	F-2

	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2010 (unaudited) and the Year Ended December 31, 2009	F-3

(b)	Pro Forma Financial Information

KBS Legacy Partners Apartment REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5

	Unaudited Pro Forma Balance Sheet as of September 30, 2010	F-6

	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2010	F-8

	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2009	F-10

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

Dated: December 22, 2010	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer, Treasurer and Secretary

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Legacy Partners Apartment REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Legacy at Valley Ranch for the year ended December 31, 2009. This statement is the responsibility of Legacy at Valley Ranch’s management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of Legacy at Valley Ranch’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Legacy at Valley Ranch’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of Legacy at Valley Ranch’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of Legacy at Valley Ranch for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

December 22, 2010

LEGACY AT VALLEY RANCH

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months Ended September 30, 2010	Year Ended December 31, 2009
	(unaudited)
Revenues:
Rental income	$3,538,732	$4,786,532
Tenant reimbursements and other income	303,734	371,200

Total revenues	3,842,466	5,157,732

Expenses:
Real estate taxes and insurance	871,547	1,086,443
Salaries and wages	460,495	579,871
Utilities	324,523	422,668
General and administrative	198,719	286,820
Repairs and maintenance	155,507	240,697

Total expenses	2,010,791	2,616,499

Revenues over certain operating expenses	$1,831,675	$2,541,233

See accompanying notes.

LEGACY AT VALLEY RANCH

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2010 (unaudited)

and the Year Ended December 31, 2009

1.	DESCRIPTION OF REAL ESTATE PROPERTY

On October 26, 2010, KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy Partners REIT”) acquired, through an indirect wholly owned subsidiary, a 452,227 square foot Class A apartment complex containing 504 units located in Irving, Texas ( “Legacy at Valley Ranch”) from Dakota Hill Properties, a Texas Limited Partnership (the “Seller”). Legacy at Valley Ranch is located on approximately 20.3 acres of land. The purchase price of Dakota Hill was $36.1 million plus closing costs.

KBS Legacy Partners REIT is a Maryland corporation formed to invest in and manage a diverse portfolio of high quality apartment communities located throughout the United States.

2.	BASIS OF PRESENTATION

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).

Legacy at Valley Ranch is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS Legacy Partners REIT expects to incur in the future operations of Legacy at Valley Ranch. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Legacy at Valley Ranch.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) Legacy at Valley Ranch was acquired from an unaffiliated party and (ii) based on due diligence of Legacy at Valley Ranch by KBS Legacy Partners REIT, management is not aware of any material factors relating to Legacy at Valley Ranch that would cause this financial information not to be indicative of future operating results.

Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Legacy at Valley Ranch leases multifamily residential apartments under operating leases generally with terms of one year or less. Rental revenue, net of concessions, is recognized on a straight-line basis over the terms of the leases. Tenant reimbursements and other income consist of charges billed to tenants for utilities, carport and garage rental, administrative, application and other fees. Tenant reimbursements and other income are recognized when earned.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

LEGACY AT VALLEY RANCH

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)

For the Nine Months Ended September 30, 2010 (unaudited)

and the Year Ended December 31, 2009

4.	COMMITMENTS AND CONTINGENCIES

Legal Matters

From time to time, Legacy at Valley Ranch may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is reasonably likely to have a material adverse effect on its results of operations or financial condition.

Environmental

Legacy at Valley Ranch is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on Legacy at Valley Ranch’s financial condition and results of operations as of December 31, 2009.

5.	SUBSEQUENT EVENTS

KBS Legacy Partners REIT evaluates subsequent events up until the date the financial statements are issued. The accompanying financial statements were issued on December 22, 2010.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the consolidated balance sheet of KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy Partners REIT”) as of December 31, 2009 contained in KBS Legacy Partners REIT’s registration statement on Form S-11 filed on February 23, 2010 (no. 333-161449) and the balance sheet and related consolidated statements of operations, stockholders’ equity, cash flows and notes thereto for the three and nine months ended September 30, 2010 contained in KBS Legacy Partners REIT’s Quarterly Report on Form 10-Q filed on November 10, 2010. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Legacy at Valley Ranch, which are included herein.

The following unaudited pro forma balance sheet as of September 30, 2010 has been prepared to give effect to the acquisition of Legacy at Valley Ranch as if the acquisition occurred on September 30, 2010.

The following unaudited pro forma statements of operations for the nine months ended September 30, 2010 and for the year ended December 31, 2009 have been prepared to give effect to the acquisition of Legacy at Valley Ranch, as if the acquisition occurred on January 1, 2009.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Legacy at Valley Ranch been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of September 30, 2010

		Pro Forma Adjustments
	KBS Legacy Partners Apartment REIT Historical (a)	Legacy at Valley Ranch (b)		Pro Forma Total
Assets
Real estate:
Land	$-	$4,838,400	(c)	$4,838,400
Buildings and improvements	-	30,189,182	(c)	30,189,182
Tenant origination and absorption costs	-	1,560,511	(c)	1,560,511

Total real estate, cost	-	36,588,093		36,588,093
Less accumulated depreciation and amortization	-	-		-

Total real estate, net	-	36,588,093		36,588,093
Cash and cash equivalents	193,659	710,126	(d)	903,785
Deferred financing costs, prepaid and other assets	-	382,659	(c)	382,659

Total assets	$193,659	$37,680,878		$37,874,537

Liabilities and stockholders’ equity
Notes payable	$-	$37,680,878	(b)(c)	$37,680,878

Total liabilities	-	37,680,878		37,680,878

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	-	-		-
Common stock, $.01 par value; 1,000,000,000 shares authorized, 20,000 shares issued and outstanding, 20,000 pro forma shares	200	-		200
Additional paid-in capital	199,800	-		199,800
Accumulated deficit	(6,341)	-		(6,341)

Total stockholders’ equity	193,659	-		193,659

Total liabilities and stockholders’ equity	$193,659	$37,680,878		$37,874,537

KBS LEGACY PARTNERS APARTMENT REIT, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

As of September 30, 2010

(a)	Historical financial information derived from KBS Legacy Partners REIT’s quarterly report on Form 10-Q as of September 30, 2010.

(b)	Represents the acquisition of Legacy at Valley Ranch. The purchase price of Legacy at Valley Ranch was $36.1 million and KBS Legacy Partners REIT funded the acquisition through the assumption of an existing mortgage loan from an unaffiliated lender with an outstanding principal balance of $23.2 million and with proceeds from a $14.0 million bridge loan from KBS Capital Advisors LLC, an affiliate of KBS Legacy Partners REIT. KBS Legacy Partners REIT recorded the mortgage loan assumed at an estimated fair value of $23.7 million, which includes an above-market liability of $0.5 million.

(c)	KBS Legacy Partners REIT recorded the cost of tangible assets and identifiable intangibles (consisting tenant origination and absorption costs) acquired and debt assumed in a business combination based on their estimated fair values. The purchase price allocation is preliminary and subject to change.

(d)	Represents proceeds from debt financing in excess of the purchase price of Legacy at Valley Ranch.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2010

		Pro Forma Adjustments
	KBS Legacy Partners Apartment REIT Historical (a)	Legacy at Valley Ranch		Pro Forma Total
Revenues:
Rental income	$-	$3,538,732	(b)	$3,538,732
Tenant reimbursements and other income	-	303,734	(c)	303,734

Total revenues	-	3,842,466		3,842,466

Expenses:
Operating, maintenance and management	-	1,139,244	(d)	1,139,244
Real estate taxes and insurance	-	871,547	(e)	871,547
Asset management fees to affiliate	-	270,750	(f)	270,750
General and administrative expenses	5,315	-		5,315
Depreciation	-	566,047	(g)	566,047
Interest expense	-	1,305,428	(h)	1,305,428

Total expenses	5,315	4,153,016		4,158,331

Net loss	$(5,315)	$(310,550)		$(315,865)

Net loss per common share, basic and diluted	$(0.27)			$(15.79)

Weighted-average number of common shares outstanding, basic and diluted	20,000			20,000

KBS LEGACY PARTNERS APARTMENT REIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2010

(a)	Historical financial information derived from KBS Legacy Partners REIT’s quarterly report on Form 10-Q for the nine months ended September 30, 2010.

(b)	Represents base rental income (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the nine months ended September 30, 2010, based on historical operations of the previous owner.

(c)	Represents operating cost reimbursements and other income from tenants (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the nine months ended September 30, 2010, based on historical operations of the previous owner.

(d)	Represents operating expenses (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the nine months ended September 30, 2010, based on management’s estimates.

(e)	Represents real estate taxes and insurance expense incurred (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the nine months ended September 30, 2010, based on management’s estimates.

(f)	Represents asset management fees (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the nine months ended September 30, 2010 that would be due to affiliates of KBS Legacy Partners REIT had the asset been acquired on January 1, 2009. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the amount paid or allocated to acquire the investment, inclusive of acquisition expenses related thereto.

(g)	Represents depreciation expense (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the nine months ended September 30, 2010. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 40-year life.

(h)	Represents interest expense incurred on the mortgage loan secured by Legacy at Valley Ranch (the “Legacy at Valley Ranch Mortgage Loan”) and a bridge loan from KBS Capital Advisors LLC (the “Advisor Bridge Loan). The Legacy at Valley Ranch Mortgage Loan bears interest at a variable rate of 362 basis points over the one-month Freddie Mac Reference Bill index rate, but at no point shall the interest rate be more than 7.25%. The Legacy at Valley Ranch Mortgage Loan matures in February 2017. The Advisor Bridge Loan bears simple interest from the date advanced at a rate of 6% per annum. The Advisor Bridge Loan has an initial term of six months with a one-time option to extend the maturity date by three months.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

		Pro Forma Adjustments
	KBS Legacy Partners Apartment REIT Historical (a)	Legacy at Valley Ranch		Pro Forma Total
Revenues:
Rental income	$-	$4,786,532	(b)	$4,786,532
Tenant reimbursements	-	371,200	(c)	371,200

Total revenues	-	5,157,732		5,157,732

Expenses:
Operating, maintenance and management	-	1,530,056	(d)	1,530,056
Real estate taxes and insurance	-	1,086,443	(e)	1,086,443
Asset management fees to affiliate	-	361,000	(f)	361,000
Real estate acquisition fees and expenses	-	361,000	(g)	361,000
General and administrative expenses	1,026	-		1,026
Depreciation and amortization	-	2,315,241	(h)	2,315,241
Interest expense	-	1,887,426	(i)	1,887,426

Total expenses	1,026	7,541,166		7,542,192

Net loss	$(1,026)	$(2,383,434)		$(2,384,460)

Net loss per common share, basic and diluted	$(0.05)			$(119.22)

Weighted-average number of common shares outstanding, basic and diluted	20,000			20,000

KBS LEGACY PARTNERS APARTMENT REIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(a)	Historical financial information derived from KBS Legacy Partners REIT’s consolidated financial statements for the year ended December 31, 2009 contained in KBS Legacy Partners REIT’s registration statement on Form S-11 filed on February 23, 2010 (no. 333-161449).

(b)	Represents base rental income (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2009, based on historical operations of the previous owner.

(c)	Represents operating cost reimbursements and other income from tenants (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2009, based on historical operations of the previous owner.

(d)	Represents operating expenses (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2009, based on historical operations of the previous owner.

(e)	Represents real estate taxes and insurance expense incurred (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2009, based on management’s estimates.

(f)	Represents asset management fees (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2009 that would be due to affiliates of KBS Legacy Partners REIT had the asset been acquired on January 1, 2009. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the amount paid or allocated to acquire the investment, inclusive of acquisition expenses related thereto.

(g)	Represents acquisition fees and expenses (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2009. Acquisition fees are calculated as 1% of the cost of investment acquired, including any acquisition expenses related to such investment. Acquisition fees and expenses are recognized in the period in which they are incurred.

(h)	Represents depreciation and amortization expense (not reflected in the historical statement of operations of KBS Legacy Partners REIT) for the year ended December 31, 2009. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 40-year life. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)	Represents loan fee amortization and interest expense incurred on a mortgage loan secured by Legacy at Valley Ranch (the “Legacy at Valley Ranch Mortgage Loan”) and a bridge loan from KBS Capital Advisors LLC (the “Advisor Bridge Loan). The Legacy at Valley Ranch Mortgage Loan bears interest at a variable rate of 362 basis points over the one-month Freddie Mac Reference Bill index rate, but at no point shall the interest rate be more than 7.25%. The Legacy at Valley Ranch Mortgage Loan matures in February 2017. The Advisor Bridge Loan bears simple interest from the date advanced at a rate of 6% per annum. The Advisor Bridge Loan has an initial term of six months with a one-time option to extend the maturity date by three months.